                                                                  EXHIBIT 4.1


                                   [LOGO]

   NUMBER                                                        SHARES

 HBIO
                          HARVARD BIOSCIENCE, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE                            CUSIP  416906 10 5
IN BOSTON, MA OR NEW YORK, NY                                     COMMON STOCK


THIS CERTIFIES that


                                                                    SEE REVERSE
                                                                    FOR CERTAIN
                                                                    DEFINITIONS



is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE
                                   $.01 PER SHARE, OF

-------------------------- HARVARD BIOSCIENCE, INC. ---------------------------
(herein called the "Corporation"), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-laws of the Corporation, as amended from time to time.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

     Dated:


                                        [SEAL]

        /s/ James Warren                                     /s/ Chane Graziano

        CHIEF FINANCIAL OFFICER                         CHIEF EXECUTIVE OFFICER
           AND TREASURER                                   AND SECRETARY


COUNTERSIGNED AND REGISTERED:
REGISTRAR                                                        TRANSFER AGENT
AND TRANSFER COMPANY                                              AND REGISTRAR

BY  /s/ SIGNATURE
                                                           AUTHORIZED SIGNATURE
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                           HARVARD BIOSCIENCE, INC.


     The Corporation is authorized to issue more than one class or series of stock. Upon written request the Corporation will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in common              UNIF GIFT MIN ACT- _________Custodian _________
TEN ENT  -as tenants by the entireties                          (Cust)             (Minor)
JT TEN   -as joint tenants with right
          of survivorship and not as                           under Uniform Gifts to Minors
          tenants in common                                    Act__________________________
                                                                         (State)

            Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, ______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ SHARES

OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_______________________________________________________________________ ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ___________________



                                 _____________________________________________
                         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                 WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER.


        SIGNATURE(S) GUARANTEED: _____________________________________________
                                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                 ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                 STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                 AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                 APPROVED SIGNATURE GUARANTEE MEDALLION
                                 PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.